UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 24, 2007
                        (Date of earliest event reported)


                                IXYS CORPORATION
             (Exact name of registrant as specified in its charter)


     Delaware                       000-26124                   77-0140882
  (State or other             (Commission File No.)           (IRS Employer
   jurisdiction                                             Identification No.)
 of incorporation)


                               3540 Bassett Street
                              Santa Clara, CA 95054
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (408) 982-0700

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


                                 --------------

         Item 2.02 Results of Operations and Financial Conditions.

           The following information is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

           On May 24, 2007, IXYS issued a press release. The text of IXYS's press release is attached hereto as Exhibit 99.1.

         Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

         The following exhibit is furnished (not filed) herewith:

         Exhibit
         Number    Description
         -------   -------------------------------------------------------------
          99.1     Text of press release issued by IXYS Corporation, dated
                   May 24, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           IXYS CORPORATION

                                           By: /s/ Uzi Sasson
                                           -------------------------------------

                                           Uzi Sasson, Vice President of Finance
                                           and Chief Financial Officer
                                           (Principal Financial Officer)

Date:  May 24, 2007